SUPPLEMENT DATED October 19, 2001 TO

PROSPECTUS DATED MAY 1, 2001 FOR

Deferred Variable Annuity Contracts

ISSUED BY

Nationwide Life Insurance Company

THROUGH ITS

Nationwide Variable Account

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

On October 5, 2001, the Securities and Exchange Commission ("SEC") noticed Nationwide's application for an Order permitting the substitution of shares of the underlying mutual funds in Column A ("Existing Funds") of the following table with shares of the underlying mutual funds in Column B ("Replacement Funds"). Nationwide anticipates that the SEC will issue the Order on October 30, 2001.

Column A Existing Funds	Column B Replacement Funds
Prestige International Fund - Class A	Templeton Foreign Fund - Class A
Prestige Balanced Fund - Class A	Nationwide Separate Account Trust - JP Morgan NSAT Balanced Fund

The Exchange Date established for the substitution will be October 30, 2001. From the current date until the Exchange Date, investors with allocations in the Existing Funds may transfer allocations to any other available underlying mutual fund or the Guaranteed Term Options in accordance with the contract. During this period, Nationwide will not exercise any rights reserved by it to impose restrictions or fees on transfers.

At the close of business on the Exchange Date, any allocations that remain in the Existing Funds will be redeemed. Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds. All contract owners affected by the substitution will receive a written confirmation of the transaction. The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.

From the Exchange Date through November 29, 2001, contract owners may reallocate amounts that were substituted into the Replacement Funds to any other available underlying mutual fund or the Guaranteed Term Options without being subject to any transfer limitations or transfer fees, if any, as described in the contract.

For further information or forms, please contact Nationwide at:

1-800-848-6331
TDD: 1-800-238-3035

Nationwide Life Insurance Company
P.O. Box 16609
Columbus, Ohio 43216-6609